Industry Leaders Fund(R)

[word search puzzle omitted]

ANNUAL REPORT 2001
JUNE 30, 2001

REPORT
   From the Adviser, Claremont Investment Partners(R), L.L.C.

On June 26, 2001 the Board of Trustees of The Fund voted to modify the Investment Strategy of the Fund to follow the Industry Leaders Index(TM), a replacement for The Industry Leaders Broad Market Index(TM). The Industry Leaders Broad Market Index(TM) had 90 Industries and 115 companies as of June 2001. The Industry Leaders Index(TM) adds a senior debt rating criterion of "single A or better" (as rated by Moody's Investor Services and Standard and Poor's) and reduces the portfolio to 53 industries and 79 companies. The Board of Trustees considered the debt rating modification to be an overall improvement to the Investment Strategy. Historical Industry Leaders Index(TM) returns demonstrated improved performance to The Industry Leaders Broad Market Index(TM).

During the past fiscal year, The Industry Leaders Fund(R) Class I fell 2.65% and Class D shares fell 2.55%. In that same period, the S&P 500 declined 8.71% while the value component of the S&P 500 (BARRA Value Index) rose 10.58%. For the same fiscal period, both classes under performed the Index by 0.21% (minus respective fees of the Industry Leaders Broad Market Index(TM) 7/1/00 to 6/28/01 and The Industry Leaders Index(TM) from 6/29/01 to 6/30/01).

Since inception of the Fund, both Classes outperformed the average annual returns of the Index (Industry Leaders Broad Market Index(TM) 3/17/99 to 6/28/01 and Industry Leaders Index(TM) 6/29/01 through 6/30/01 minus respective fees) by an annual average of 0.32% for Class I and 0.26% for Class D. Over the long-term, we have been able to take advantage of the volatility in stock prices when rebalancing the portfolio, which has improved the Fund's return.

The Investment Environment
In the past fiscal year, our Fund continued to face a difficult environment. The sudden interest rate cut in early January 2001, and subsequent cuts, coupled with the continued decline of Internet and technology stocks pushed investors into a state of confusion. The result of the confusion had value stocks performing better than growth stocks. Both The Industry Leaders Broad Market Index(TM) and The Industry Leaders Index(TM) produce broad and diversified portfolios with a significant value bias. Growth stocks comprise about 25% of both portfolios. The growth industries we hold caused our overall performance to lag the pure value indexes (BARRA Value Index and Russell 1000 Value). We were able to outperform the S&P 500 because value stocks comprise only 50% of that index. Although our portfolio holds similar stocks as the S&P 500, we believe our weighing methodology to be superior to the market capitalization weighted S&P 500.

Outlook
We anticipate that the balance of year 2001 and early 2002 will continue to exhibit above average volatility. We believe that The Industry Leaders Index(TM) and, therefore, the Fund are well positioned to weather the future market conditions. The Industry Leaders Index(TM) provides the balance and discipline to manage a diversified equity portfolio, in a passive and index-styled approach. The addition of a debt quality screen should make the portfolio of the Fund less vulnerable to companies that have significant credit issues.

We recommend that all investors review their entire equity holdings and maintain an overall balance between growth and value as well as having a balance between equities, fixed income and cash. Historically, at least 80% of domestic equity market assets have been classified as large-cap. To maintain a risk profile similar to the market, one's portfolio should be similarly constituted.


Gerald P. Sullivan
Chief Investment Officer
June 30, 2001

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
The Industry Leaders Fund

We have audited the accompanying statement of assets and liabilities of the Industry Leaders Fund, including the schedule of portfolio investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years and for the period from March 17, 1999 (commencement of operations) through June 30, 1999, in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Industry Leaders Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years and for the period from March 17, 1999 (commencement of operations) through June 30, 1999 in the period then ended, in conformity with accounting principles generally accepted in the United States.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 14, 2001

Performance Summary
For Industry Leaders Fund(R)

All the data on this page represent past performance on a pre-tax basis, which cannot be used to predict future returns that may be achieved by the Fund. Note, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


                               [BAR CHART OMITTED]


Annual Investment Returns

                                                                                         S&P
                               ILF(R)         ILF(R)            S&P                     BARRA
                              Class I         Class D         500 Index(R)          Value Index(R)
1999*                          4.19%          4.01%           13.89%                    7.52%

2000                          -0.51%         -0.89%          -9.10%                     6.07%

2001**                        -2.62%         -2.73%          -6.68%                    -2.39%

*       Inception 3/17/99
**      Year 2001 through 6/30/01

Cumulative Performance


                                 [GRAPH OMITTED]


This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P BARRA Value Index(R) and the S&P 500 Index(R). Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.



                                               ILF(R)         ILF(R)             S&P             S&P BARRA
Value of $10,000                              Class I        Class D         500 Index(R)      Value Index(R)
Inception 3/17/99                             10,000         10,000          10,000              10,000

June 30, 1999                                 10,770         10,770          10,575              10,870

December 31, 1999                             10,419         10,401          11,389              10,752

June 30, 2000                                 10,368         10,289          11,340              10,314

December 31, 2000                             10,365         10,308          10,352              11,405

June 30, 2001                                 10,093         10,026           9,660              11,132

                 Comparative Average Annual Return Performance
                     of The Industry Leaders Fund(R) (a)(b)




                                                    One                Since
                                                   Year*             Inception**
                                             ---------------       -------------

Industry Leaders Fund(R) - Class D               -2.55%                0.11%

Industry Leaders Fund(R) - Class I               -2.65%                0.41%

S&P 500 Index(R)                                -14.81%               -1.50%

S&P BARRA Value Index(R)                          7.93%                4.79%


*   1 year period 7/1/00 to 6/30/01.
**  Inception date 3/17/99, from Inception 3/17/99 to 6/30/01.
(a) Past performance is not indicative of future performance.
(b) Both Classes of the Industry Leaders Fund(R) are net of all expenses, versus the gross market benchmarks (the S&P BARRA Value Index(R) and the S&P 500 Index(R)). Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - 99.54%                                  Shares               Value

            AUTOS and TRANPORTATION - 2.1%
            Auto & Truck - 1.53%
            General Motors Corporation                               880                 56,628
                                                                                         ------------------

            Trucking and Transport Leasing - 0.57%
            United Parcel Service "B"                                365                 21,097
                                                                                         ------------------

            TOTAL AUTOS AND TRANSPORTATION                                                           77,725
                                                                                         ------------------

            CONSUMER DISCRETIONARY - 9.03%
            Advertising - 0.2%
            Interpublic Group of Companies Inc.                      250                  7,337
                                                                                         ------------------

            Apparel - 0.25%

            VF Corporation                                           250                  9,095
                                                                                         ------------------

            Furniture & Home Furnishings - 0.23%

            Leggett & Platt Inc.                                     380                  8,371
                                                                                         ------------------

            Newspaper - 0.76%

            Tribune Co.                                              700                  28,007
                                                                                         ------------------

            Precision Instrument - 0.76%

            Eastman Kodak Co.                                        600                  28,008
                                                                                         ------------------

            Publishing - 0.18%

            McGraw-Hill Companies Inc.                               100                  6,615
                                                                                         ------------------

            Recreation - 0.66%

            Carnival Corporation                                     800                  24,560
                                                                                         ------------------

            Restaurant - 0.71%

            McDonalds Corporation                                    970                  26,248
                                                                                         ------------------

            Retail Building Supplies - 0.79%

            Home Depot Inc.                                          625                  29,094
                                                                                         ------------------


Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - continued                                  Shares               Value
            Retail Special Lines - 1.33%

            The Gap Inc.                                           1,700                  49,300
                                                                                         ------------------
            Retail Store - 2.78%

            Sears Roebuck & Co.                                      500                  21,155

            Wal-Mart Stores Inc.                                   1,675                  81,740
                                                                                         ------------------

                                                                                         102,895
                                                                                         ------------------
            Shoes - 0.23%

            Nike Inc. - Class B                                      200                   8,398

            Toiletries-Cosmetics - 0.15%

            Gillette Company                                         200                   5,798
                                                                                         ------------------

            TOTAL CONSUMER DISCRETIONARY                                                            333,726
                                                                                         ------------------

            CONSUMER STAPLES - 4.57%
            Alcoholic Beverages - 0.22%
            Anheuser Busch Companies Inc.                            200                   8,240
                                                                                         ------------------

            Food Processing - 1.24%

            Unilever N.V.                                            768                  45,750
                                                                                         ------------------

            Food Wholesalers - 0.16%

            Sysco Corporation                                        225                   6,109
                                                                                         ------------------

            Household Products - 0.86%

            Procter & Gamble Company                                 500                  31,900
                                                                                         ------------------

            Pharmacy Services - 0.37%

            Walgreen Company                                         400                  13,660
                                                                                         ------------------

            Soft Drinks - 0.83%

            Coca-Cola Company                                        680                  30,600
                                                                                         ------------------

            Tobacco - 0.89%

            Philip Morris Inc.                                       645                  32,734
                                                                                         ------------------

            TOTAL CONSUMER STAPLES                                                                  168,993
                                                                                         ------------------


Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - continued                                  Shares               Value
            FINANCIAL SERVICES - 28.43%
            Bank - 10.35%


            Bank of America Corporation                            1,400                  84,042

            Bank One Corporation                                   1,795                  64,261

            FleetBoston Financial Corporation                      1,625                  64,106

            JP Morgan Chase & Co.                                  1,912                  85,275

            Wells Fargo & Co.                                      1,830                  84,967
                                                                                         ------------------

                                                                                          382,651
                                                                                         ------------------
            Financial Services Diversified - 8.33%

            American Express                                         700                  27,160

            American International Group                             995                  85,570

            Citigroup Inc.                                         1,551                  81,955

            Federal National Mortgage Association                    990                  84,298

            Loews Corporation                                        450                  28,993
                                                                                         ------------------
                                                                                          307,976
                                                                                         ------------------
            Insurance - Life - 1.74%

            Metlife Inc.                                           2,075                  64,283
                                                                                         ------------------

            Insurance Property & Casualty - 2.59%

            Allstate Corporation                                   1,910                  84,021

            Chubb Corporation                                        150                  11,615
                                                                                         ------------------

                                                                                          95,636
                                                                                         ------------------
            Medical Services - 1.62%

            CIGNA Corporation                                        625                  59,888
                                                                                         ------------------

            Securities Brokerage - 2.62%

            Merrill Lynch & Co.                                      825                  48,881

            Morgan Stanley, Dean Witter & Co.                        750                  48,173
                                                                                         ------------------

                                                                                          97,054
                                                                                         ------------------
            Thrift - 1.18%

            Golden West Financial Corporation                        680                  43,683
                                                                                         ------------------

            TOTAL FINANCIAL SERVICES                                                              1,051,171
                                                                                         ------------------

Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - continued                                  Shares               Value
            HEALTH CARE - 5.35%
            Drugs - 3.05%

            Merck & Co. Inc.                                         500                  31,955

            Pfizer Inc.                                            2,020                  80,901
                                                                                         ------------------

                                                                                         112,856
                                                                                         ------------------
            Medical Supplies - 2.3%

            Abbott Laboratories                                      100                   4,801

            Johnson & Johnson                                      1,600                  80,000
                                                                                         ------------------
                                                                                          84,801
                                                                                         ------------------
            TOTAL HEALTH CARE                                                                       197,657
                                                                                         ------------------

            INTEGRATED OILS - 6.28%
            Petroleum Integrated - 6.28%

            Chevron Corporation                                      930                  84,165

            Exxon Mobil Corporation                                  914                  79,838

            Texaco Inc.                                            1,025                  68,265
                                                                                         ------------------

                                                                                          232,268
                                                                                         ------------------
            TOTAL INTEGRATED OILS                                                                   232,268
                                                                                         ------------------

            MATERIALS AND PROCESSING - 4.52%
            Cement and Aggregates - 0.15%

            Vulcan Materials Company                                 100                   5,375
                                                                                         ------------------

            Chemicals Basic - 0.94%

            Du Pont (E.I.) De Nemours                                720                  34,733
                                                                                         ------------------

            Chemical Specialty - 0.76%

            Rohm & Hass Company                                      860                  28,294
                                                                                         ------------------

            Gold and Silver Mining - 0.25%

            Barrick Gold Corporation                                 615                   9,317
                                                                                         ------------------

            Metals and Mining - 0.79%

            Alcoa Inc.                                               740                  29,156
                                                                                         ------------------

            Paper & Forest Products - 1.49%

            Weyerhaeuser Company                                   1,000                  54,970
                                                                                         ------------------


Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - continued                                  Shares               Value
            Steel General - 0.14%

            Nucor Corporation                                        110                  5,378
                                                                                         ------------------

            TOTAL MATERIALS AND PROCESSING                                                          167,223
                                                                                         ------------------

            OTHER (Diversified) - 7.79%

            Electrical Equipment - 2.17%

            General Electric Company                               1,645                  80,194
                                                                                         ------------------

            Insurance Property & Casualty - 2.3%

            Berkshire Hathaway Class B (a)                            37                  85,100
                                                                                         ------------------

            Chemical Diversified - 0.71%

            Minnesota Mining and Manufacturing Company               230                  26,243
                                                                                         ------------------

            Diversified - 2.27%

            Honeywell International Inc.                           2,400                  83,976
                                                                                         ------------------

            Metal Fabricating - 0.34%

            Illinois Tool Works                                      200                  12,660
                                                                                         ------------------

            TOTAL OTHER (Diversified)                                                               288,173
                                                                                         ------------------

            PRODUCER DURABLE - 3.67%
            Aerospace - Defense - 1.48%

            Boeing Company                                           985                  54,766
                                                                                         ------------------

            Electrical Equipment - 0.65%

            Emerson Electric                                         400                  24,200
                                                                                         ------------------

            Machinery - 1.18%

            Caterpillar Inc.                                         870                  43,543
                                                                                         ------------------

            Semiconductor Capital Equipment - 0.36%

            Applied Materials (a)                                    270                  13,257
                                                                                         ------------------

            TOTAL PRODUCER DURABLE                                                                  135,766
                                                                                         ------------------

            TECHNOLOGY - 11.61%
            Computer and Peripherals - 4.26%

            Hewlett-Packard Company                                2,800                  80,080

Industry Leaders Fund(R)
Schedule of Investments - June 30, 2001

            Common Stocks - continued                                  Shares               Value
            International Business Machines                          685                  77,405
                                                                                         ------------------

                                                                                                    157,485
                                                                                         ------------------
            Semiconductor - 3.7%

            Intel Corporation                                      2,615                  76,489

            Motorola Inc.                                          3,630                  60,113
                                                                                         ------------------

                                                                                          136,602
                                                                                         ------------------

            Computer Software & Services - 3.65%

            Electronic Data Systems                                  800                  50,000

            Microsoft Corporation (a)                              1,165                  85,045
                                                                                         ------------------

                                                                                          135,045
                                                                                         ------------------
            TOTAL TECHNOLOGY                                                                        429,132
                                                                                         ------------------

            UTILITIES - 16.19%
            Electric Utility - 4.07%

            Duke Energy Corp.                                        900                  35,109

            The Southern Company                                   3,610                  83,933

            XCEL Energy Inc.                                       1,100                  31,295
                                                                                         ------------------

                                                                                          150,337
                                                                                         ------------------

            Natural Gas Distribution - 0.46%

            KeySpan Corporation                                      470                  17,145
                                                                                         ------------------

            Telephone Services - 11.66%

            ALLTEL Corporation                                     1,000                  61,260

            AT&T Corporation                                       4,235                  93,170

            Bellsouth Corporation                                  2,325                  93,628

            SBC Communications, Inc.                               2,300                  92,138

            Verizon Communications Inc.                            1,700                  90,950
                                                                                         ------------------

                                                                                         431,146
                                                                                         ------------------
            TOTAL  UTILITIES                                                                        598,628
                                                                                         ------------------

            TOTAL COMMON STOCKS  (Cost $3,525,377)                                                3,680,462
                                                                                         ------------------

                                                                Principal
            Money Market Securities - 0.06%                      Amount                  Value
            Fiduciary Money Market Fund, 4.88% (b)

             (Cost $2,213)                                         2,213                   2,213
                                                                                         ------------------

            TOTAL INVESTMENTS - 99.6% (Cost $3,527,590)                                           3,682,675
                                                                                         ------------------

            OTHER ASSETS LESS LIABILITIES - 0.4%                                                     14,821
                                                                                         ------------------
            TOTAL NET ASSETS - 100%                                                               3,697,496
                                                                                         ------------------


            (a) Non-income producing
            (b) Variable rate security; the coupon rate shown represents the rate at June 30, 2001

            Sector breakdowns provided by Russell/Mellon Analytical Services

Industry Leaders Fund(R)                                       June 30, 2001
Statement of Assets & Liabilities

Assets
Investment in securities ($3,527,590)                            $ 3,682,675
Dividends receivable                                                   2,479
Interest receivable                                                       15
Rec for Investments Sold                                           1,381,792
Rec for Fund Shares Sold                                             267,750
                                                                  ----------
Total assets                                                       5,334,711
                                                                  ----------

Liabilities
Accrued investment advisory fee payable                              $ 2,004
Payable Investments Purchase                                       1,634,985
Accrued distribution fee payable                                         226
                                                                  ----------
Total liabilities                                                  1,637,215
                                                                  ----------

Net Assets                                                       $ 3,697,496
                                                                  ----------

Net Assets consist of:
Paid in capital                                                  $ 3,853,121
Accumulated undistributed net investment income                       30,189
Accumulated net realized gain (loss) on                             (340,899)
investments
Net unrealized appreciation on investments                           155,085
                                                                  ----------
Net Assets                                                       $ 3,697,496
                                                                  ----------

Class D:
Net Asset Value, offering price and redemption
price per share ($1,081,610 / 112,575 shares)                         $ 9.61

Class I:
Net Asset Value, offering price and redemption
price per share ($2,615,886 / 271,066 shares)                         $ 9.65

Industry Leaders Fund(R)
Statement of Operations for the year ended June 30, 2001


Investment Income
Dividend income                                                    $ 50,466
Interest income                                                         934
                                                                   ---------
Total Income                                                         51,400
                                                                   ---------

Expenses
Investment advisory fee                                            $ 23,452
Distribution fees - Class D                                           2,766
                                                                   ---------
Total operating expenses                                             26,218
                                                                   ---------
Net Investment Income                                                25,182
                                                                   ---------
Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                  (153,807)
Change in net unrealized appreciation (depreciation)
on investment securities                                             40,995
                                                                   ---------
Net gain (loss) on investment securities                           (112,812)
                                                                   ---------
Net decrease in net assets resulting from operations              $ (87,630)
                                                                   ---------

Industry Leaders Fund(R)
Statement of Changes in Net Assets


                                                   Year ended      Year ended
                                                  June 30, 2001   June 30, 2000
                                                  -------------   -------------

Increase (Decrease) in Net Assets Operations
 Net investment income                               $ 25,182      $ 28,664
 Net realized gain (loss) on investment              (153,807)     (108,086)
   securities
 Change in net unrealized appreciation                 40,995       (29,776)
   (depreciation)                                  ----------    ----------
 Net increase (decrease) in net assets                (87,630)     (109,198)
   resulting from operations                       ----------    ----------

Distributions to shareholders
 From net investment income                           (11,025)      (20,510)
 From net realized gain                               (72,688)      (27,621)
                                                   ----------    ----------
 Total distributions                                  (83,713)      (48,131)

Share Transactions - net increase
 Class D                                                45,841       32,335
 Class I                                               708,809      485,236
                                                   -----------   ----------
Net increase in net assets resulting
 from share transactions                               754,650      517,571
                                                   -----------   ----------
 Total increase in net assets                          583,307      360,242

Net Assets
Beginning of period                                  3,114,189    2,753,947
                                                    ----------   ----------

End of period (including accumulated                $3,697,496   $3,114,189
  undistributed net investment income of            ----------   ----------
  $30,189 and $16,032 respectively)

Industry Leaders Fund(R)
Class D
Financial Highlights

                                           Year       Year       Period
                                           Ended      Ended      ended
                                           June 30,   June 30,   June 30,
                                           2001       2000       1999 (a)
                                           ----       ----       --------
Selected Per Share Data

Net asset value,                         $ 10.13    $ 10.77    $ 10.00
beginning of period                       ------     -------    -------

Income from investment operations
  Net investment income                     0.06       0.09       0.03
  Net realized and unrealized gain         (0.32)     (0.56)      0.74
                                          ------     -------    -------

Total from investment operations           (0.26)     (0.47)      0.77
                                          ------     -------    -------

Distributions
  Net investment income                    (0.03)     (0.07)       0.00
  Net realized gains                       (0.23)     (0.10)       0.00
                                          ------     -------    -------
Total Distributions                        (0.26)     (0.17)       0.00


Net asset value, end of period            $ 9.61     $ 10.13    $ 10.77
                                          ------     -------    -------
Total Return                               (2.55)%     (4.36)%     7.70% (b)

Ratios and Supplemental Data
Net assets, end of period (000)           $1,082     $1,093     $1,130

Ratio of expenses to average
  net assets                                0.95%      0.95%     0.95%(c)
Ratio of net investment income to
  average net assets                        0.59%      0.84%     0.84%(a)
Portfolio turnover rate                   146.92%     78.04%    64.93%(a)


(a)  March 17, 1999 (commencement of operations) to June 30, 1999.
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Annualized.

Industry Leaders Fund(R)
Class I
Financial Highlights

                                            Year       Year        Period
                                            Ended      Ended       ended
                                            June 30,   June 30,    June 30,
                                            2001       2000        1999 (a)
                                            ----       ----        --------

Selected Per Share Data
Net asset value, beginning of period        $ 10.16    $10.77     $10.00
Income from investment operations
  Net investment income                        0.08      0.11       0.04
  Net realized and unrealized gain            (0.32)    (0.54)      0.73
                                            -------    ------     ------
Total from investment operations              (0.24)    (0.43)      0.77
                                            -------    ------     ------
Distributions
  Net investment income                       (0.04)    (0.08)      0.00
  Net realized gains                          (0.23)    (0.10)      0.00
                                            -------    ------     ------
Total Distributions                           (0.27)    (0.18)      0.00


Net asset value, end of period               $ 9.65    $10.16     $10.77
                                            -------    ------     ------
Total Return                                  (2.65)%   (3.92)%     7.70% (b)

Ratios and Supplemental Data
Net assets, end of period (000)              $2,616    $2,021    $1,624

Ratio of expenses to average net assets        0.70%     0.70%     0.70%(c)
Ratio of net investment income to
average net assets                             0.83%     1.10%     1.39%(a)
Portfolio turnover rate                      146.92%    78.04%    64.93%(a)

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized.

                            Industry Leaders Fund(R)
                          Notes to Financial Statements
                                  June 30, 2001

NOTE 1.  ORGANIZATION

     Industry Leaders Fund(R) (the "Fund") was organized as a series of Industry Leaders Fund(R), a Delaware business trust (the "Trust), on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

     The Fund currently consists of two classes of shares, Class D and Class I, each of which has equal rights as to assets and voting privileges except that each class has different distribution expenses. Each class has exclusive voting rights with respect to its distribution plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

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                            Industry Leaders Fund(R)
                          Notes to Financial Statements
                            June 30, 2001- continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Redemption Fees - Class D shares held in the fund less than six months are subject to a redemption fee equal to 0.75% of an amount equal to the lesser of the net asset value at time of purchase of Class D shares being redeemed or the net asset value of such Class D shares at time of redemption. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.

Estimates - Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassed to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Claremont Investment Partners(R), L.L.C. (the "Adviser") to manage the Fund's investments. The Adviser is organized as a Delaware limited liability company and its Chief Executive Officer is Barry F. Sullivan. Barry F. Sullivan is the father of the Portfolio Manager, Gerald
P. Sullivan who is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission and SEC fees. As compensation for its management services and agreement to pay the Fund's expenses (except for brokerage commission and SEC fees), the Fund is obligated to pay the Adviser a fee of 0.70% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses are paid by the Fund.

     For the annual period ended June 30, 2001, the Adviser received a fee of $23,452 from the Fund. Certain officers and trustees of the Fund are also officers of the Adviser and shareholders of the Fund.

     On behalf of the Class D shares, the fund has adopted a distribution fee (the "Distribution Plan") under Rule 12b-1 of the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class D Shares. For the annual period ended June 30, 2001, the Adviser received distribution fees of $2,766 from the Fund for expenses related to the sale of Fund shares.

NOTE 4.  SHARE TRANSACTIONS

     As of June 30, 2001, there were an unlimited number of authorized shares for the Fund. Paid in capital on June 30, 2001 was $3,853,121.

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                            Industry Leaders Fund(R)
                          Notes to Financial Statements
                            June 30, 2001- continued


NOTE 4.  SHARE TRANSACTIONS - continued

     Transactions in shares were as follows:

                                      Year ended              Year Ended
                                    June 30, 2001           June 30, 2000
Class D:                            Shares     Dollars     Shares     Dollars
                                    ------     -------     ------     -------

Shares Sold                          1,854     $17,832      1,142     $14,549
Shares issued in reinvestment
of dividend                          2,831     $28,054      1,752     $17,786

Shares Redeemed                        (4)       ($45)          0          $0
                                -----------------------  ---------  ----------
Total                               4,681     $45,841       2,894     $32,335


                                      Year ended              Year Ended
                                    June 30, 2001           June 30, 2000
Class I:                            Shares     Dollars     Shares     Dollars
                                    ------     -------     ------     -------

Shares Sold                         67,147    $660,231     46,782    $470,668
Shares issued in reinvestment
of dividend                          5,600     $55,660      2,990     $30,345

Shares Redeemed                       (708)    ($7,082)    (1,514)   ($15,777)
                                -----------------------  ---------------------
Total                               72,039    $708,809     48,258    $485,236



NOTE 5.  INVESTMENTS

     For the twelve-month period ended June 30, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $5,633,585 and $4,908,562, respectively. As of June 30, 2001, the gross unrealized appreciation for all securities totaled $214,465 and the gross unrealized depreciation for all securities totaled $59,380 for a net unrealized appreciation of $155,085. The aggregate cost of securities for federal income tax purposes at June 30, 2001 was $3,688,113. The difference between book cost of securities and tax cost of securities is due to wash sales of $160,523.

NOTE 6. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2001, Barry F. Sullivan, Chief Executive Officer of the Adviser beneficially owns more than 25% and is deemed a control person.

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                            Industry Leaders Fund(R)
                          Notes to Financial Statements
                            June 30, 2001- continued


NOTE 7.  SHAREHOLDER MEETING

     At a Special Meeting of Shareholders held on July 18, 2001, shareholders of the Fund approved a series of changes in the Fund's fundamental investment restrictions.

     The fundamental investment restriction changes were approved by 100% of the outstanding Class D Shares and 99.4% of outstanding Class I Shares. No Class I or Class D Shares voted against the proposal. No abstentions or broker non-votes were submitted.